Supplement dated February 27, 2026
to the Prospectus and Summary Prospectus, each as supplemented of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2026
As stated in the Fund's Prospectus and Summary Prospectus supplement dated January 2, 2026, MidOcean Credit Fund Management, L.P. was expected to start managing a portion of the Fund's assets in the first quarter of 2026 (the Start Date). It has been determined the Start Date is now March 5, 2026.
Shareholders should retain this Supplement for future reference.
SUP100_08_025_(02/26)